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                                                      [LOGO OF SQA APPEARS HERE]

                                   SQA, Inc.
                                10 State Street
                               Woburn, MA  01801
                                      USA

                          Telephone:  +1-617-932-0110
                             Fax:     +1-617-932-3280


             INTERNATIONAL SOFTWARE DEVELOPMENT AND DISTRIBUTION
                                   AGREEMENT


Agreement made as of the _____ day of _________________, 199_, by and between SQA Inc., a Delaware corporation having its principal place of business as shown above (hereinafter referred to as "SQA") and Mitsubishi Corporation, a Japanese corporation having its principal place of business as 2-6-3 Marunouchi, Chiyodaku, Tokyo 100-86, JAPAN (hereinafter referred to as "MC").

SECTION 1:  DEFINITIONS

     1.1.  "Authorized Hardware" is set forth in Exhibit A.

     1.2. "Authorized Reseller" is a sublicensee of MC's right to market and distribute Products in the Territory who has signed an agreement with MC sufficient to fulfill MC's obligations to SQA hereunder.

     1.3. "Double-Byte Support" is the ability to support a mixed-width character set in which some characters consist of more than one byte. A double-byte character set is a specific type of character set which includes some characters that consist of two bytes.

     1.4. "End User" is any customer acquiring one or more copies of a Product for the customer's own internal use.

     1.5. "Evaluation Copies" are copies of the Products which will automatically cease to function upon the expiration of a stated period, i.e. which include a "Time Bomb," and which are copy-protected with a hardware key, tracked by means of unique serial numbers, include appropriate notices regarding SQA's proprietary rights, as approved in writing by SQA, and subject to the license granted in Section 3.2 of this Agreement.

     1.6. "First Line Support" is the activity of communicating with End Users by telephone on the use, operation, installation, configuration and implementation of the Products, assisting End Users in the use and interpretation of Product documentation, and passing on reports of errors and suspected errors in the Products for Second Line Support.

     1.7. "Japanese Localized Version" shall be that version of the Products which results from the development efforts undertaken by the parties in Section 2 of this Agreement and which are:

           1.7.1. In the case of software, copy protected with a hardware key (or an equivalent software protection scheme or mechanism approved in writing by SQA prior to its

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                   implementation), tracked by means of unique serial numbers, and which include appropriate notices approved by SQA regarding SQA's proprietary rights; and

           1.7.2. In the case of documents, including training materials, translated into Japanese by MC and which include appropriate notices approved by SQA regarding SQA's proprietary rights.

     1.8. "License Agreement" is an End User license agreement written by MC with terms at least as strong as the terms in SQA's end user license agreement as shown in Exhibit B.

     1.9. "PLUS Agreement" stands for "Product License Upgrade Support" and is an annual maintenance agreement which provides the End User with one copy of an upgrade release of each Product (and the appropriate copies of related documentation) incorporating improvements, enhancements and corrections to the prior release of the Product, and one copy of a maintenance release of the Product. End Users receive the SQA TestExpress Newsletter and access to the SQA CompuServe Forum. PLUS programs are sold on a per Product license (that is, per copy) basis and must be purchased within sixty (60) days of acquisition of the applicable copy of the Product. The program runs for twelve (12) months following expiration of the sixty-day warranty period.

    1.10. "Products" are those software products shown in Exhibit C, in their most current versions and as developed by the parties in accordance with Section 2 of this Agreement, including documentation and any other related materials described in Exhibit C. SQA may amend Exhibit C from time to time upon sixty (60) days' prior written notice as updates or new releases of the Products are provided.

    1.11. "Second Line Support" is the activity of updating, enhancing, modifying and correcting errors in the Products.

    1.12. "Product Support Agreement" is either or both of the USA and PLUS Agreements.

    1.13. "US Version" is any Product in the English language distributed by SQA.


SECTION 2:  DELIVERY AND PRODUCT DEVELOPMENT

     2.1. SQA shall deliver to MC those items set forth in Exhibit D for MC's use in accordance with the license granted and terms of this Agreement.

     2.2. SQA, with the cooperation of MC, will undertake efforts to develop Double-Byte Support for the Products in accordance with the Double-Byte Support Development Schedule set forth in Exhibit E.

           2.2.1. SQA and MC will share equally the expenses incurred by SQA in the development of the Double-Byte Support, including labor and benefits costs, travel and expenses, and variable overhead costs.

     2.3. MC, with the cooperation of SQA, will undertake efforts to localize the Products for the Japanese market, in accordance with the Localization Development Schedule set forth in Exhibit F.

           2.3.1. MC will, at no cost to SQA, loan to SQA the necessary hardware and software components to create a mirror laboratory environment, including Japanese-specific versions of computers, networks and software, at SQA's facilities in Woburn,

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                   Massachusetts, USA, in accordance with the terms of
                   Exhibit G, and shall deliver and maintain current versions of all Japanese Localized Versions of the Products at such mirror laboratory at all times during the term of this Agreement.

           2.3.2. MC shall develop and shall obtain SQA's written approval of a plan of quality assurance programs, including Beta programs, for the Japanese Localized Version of a Product and shall conduct all such quality assurance programs in accordance with such plan.

           2.3.3. All costs associated with the Localization Development effort shall be borne by MC.

     2.4. All rights in the developments completed by either party shall, in accordance with Section 10.1, belong to SQA.


SECTION 3:  GRANT OF RIGHT TO MARKET

     3.1. SQA hereby grants, and MC hereby accepts, an exclusive, non-transferable right and license to sublicense, market, reproduce, distribute and support the Japanese Localized Version of the Products and a non-transferable right to sublicense, market, distribute and support the US Version of the Products to Authorized Resellers and End Users located in Japan for the End User's internal use only and only pursuant to an effective written License Agreement, that is signed or otherwise accepted by End User in a manner chosen by MC. The right granted herein for the US Version of the Product shall be exclusive against SQA only. SQA also grants to MC an exclusive, non-transferable license to use (and to sublicense its Authorized Resellers and partners to use) that number of copies of the Japanese Localized Version of the Products necessary for evaluation, demonstration and training purposes in accordance with the License Agreement (the "Not for Resale Copies"). The Not for Resale Copies shall not count towards any sales benchmarks or royalty payments due SQA.

     3.2. SQA hereby grants, and MC hereby accepts, an exclusive, non-transferable right and license to market and distribute Evaluation Copies of the Japanese Localized Version of the Products for End User evaluation of the Products, without the prerequisite of an effective License Agreement.

     3.3.  In order to be eligible for the Product Support set forth in
           Section 4 or the Product warranty set forth in Section 8, the Products must be run on Authorized Hardware.

     3.4. The Products are supplied to MC solely for the purposes set forth in this Agreement. MC is authorized to use, reproduce and distribute the Products to Authorized Resellers and End Users solely for such purposes, and may not reproduce or modify the Products except as otherwise specifically provided herein. MC shall have no right to market or service products developed by SQA other than the Products in Exhibit C.

           3.4.1. SQA shall notify MC of the release of a beta version of any new SQA product. MC shall have thirty (30) days from the date of such notice to enter into an amendment to this Agreement which:

                    3.4.1.1.  Adds the new product to Exhibit C; and

                    3.4.1.2. Adds a Localization Development Schedule for the new product to Exhibit F.

           3.4.2. If the parties do not enter into a mutually agreed upon amendment to this Agreement as provided in Section 3.4.1 above within the thirty (30) day period, SQA shall have no

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                   further obligation to MC with respect to such product and
                   shall have no restriction on its development or distribution for or within Japan or otherwise.

     3.5. MC acknowledges that its rights under this Agreement are exclusive only with respect to the Japanese Localized Version of the Products and only within the geographic borders of Japan. SQA reserves the right to license Products to other agents, distributors, value added resellers, original equipment manufacturers, end users and other parties, located outside Japan and to permit other agents, distributors, value added resellers, original equipment manufacturers, end users and other parties to use and to distribute products other than the Japanese Localized Version of the Products within Japan.


SECTION 4:  PRODUCT SUPPORT AND TECHNICAL TRAINING

     4.1. MC agrees to provide First Line Support to End Users of the Products. The Product Support Agreement must, among other things, clearly state that the agreement is assignable to SQA (or SQA's designee) upon termination of MC's right to provide First Line Support to End User.

     4.2. SQA will provide Second Line Support to MC by telephone, fax, CompuServe forum or electronic mail during SQA's normal business hours for the purposes of supporting End Users and Authorized Resellers. MC will designate two (2) primary contacts to handle all contact with SQA for Second Line Support.

     4.3. Provided that MC pays to SQA the requisite PLUS Agreement fees, SQA shall provide to MC all Product updates (including any error corrections) that SQA generally makes available to its own end users, and shall make them available to MC without additional charge for the benefit of its End Users that have PLUS Agreements in effect. MC shall promptly distribute to all End Users who have PLUS Agreements in effect copies of any such updates. SQA shall have no other obligation to enhance, revise or improve the Products.

     4.4. Upon request, SQA will provide a five (5) day class of standard SQA product training for up to three (3) of MC's sales, marketing and support personnel, a certification class in SQA Process methodology to one of MC's quality assurance consultants, and hotline telephone on-the-job training for up to two (2) of MC's support personnel. Unless otherwise agreed, all training will be provided at SQA's home office at mutually agreed upon times. Any charges for training in addition to the above, or at other than SQA's site, will be in accordance with SQA's standard fees and expenses.


SECTION 5:  PRICE, PAYMENT TERMS, AND RECORDS

     5.1. In accordance with Exhibit H, MC shall make a one-time non-refundable cash payment of USD $[Confidential Treatment Requested] upon execution of this Agreement.

     5.2. The license fees to be paid by MC for Products, Product Support Agreements and use of SQA materials in training classes conducted by MC will be determined by reference to SQA's Recommended International End User Pricing Schedule set forth in Exhibit C hereto, as amended from time to time by SQA upon sixty (60) days' prior written notice, and shall meet or exceed the Guaranteed Minimum Revenue Stream provided for in Exhibit H and Section 11.2.1 hereof on a yearly basis. All Not for Resale Copies of Products used by MC or its Authorized Resellers for evaluation, demonstration, support and training, shall not be subject to a license fee. The license fee for other internal use of the Products (other than evaluation, demonstration, support and training) shall be in accordance with Exhibit C.

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           5.2.1.  MC shall prepay to SQA the Amount Due for each quarter as set forth in Exhibit H on the first last day of the first month of each quarter.


           5.2.2. For the period beginning at the earlier of a) three months after the release of Copernicus in the US, or b) the release of the Japanese localized version of Copernicus by MC, and ending on the last day of the fourth quarter following such date (such four quarters to include the quarter in which the earlier event occurs) a comparison will be made of the Guaranteed Minimum Revenue Stream Cumulative Amount Due as set forth in Exhibit H (which will include the payments made by MC in accordance with Sections 5.1 and 5.2.1 above prior to such date) and the amount of actual license fees payable by MC to SQA pursuant to Section 5.2 for such period. If the actual license fees payable by MC to SQA for such period exceed the Guaranteed Minimum Revenue Stream Cumulative Amount Due as set forth in Exhibit H, MC shall pay SQA such excess in accordance with the provisions of Section 5.4. If the actual license fees payable by MC to SQA for such period do not exceed the Guaranteed Minimum Revenue Stream Cumulative Amount Due as set forth in Exhibit H, no additional payment shall be due and no adjustment will be
                   made to any amount due to SQA hereunder.     If the actual
                   license fees payable by MC to SQA for such period do not exceed the Guaranteed Minimum Revenue Stream Cumulative Amount Due as set forth in Exhibit H, the licenses granted in
                   Section 3 of this Agreement may become, at SQA's option, non-exclusive. If the licenses granted in Section 3 of this Agreement become non-exclusive, MC shall be released from its obligation to pay the Guaranteed Minimum Revenue Stream set forth in Exhibit H for the subsequent quarters.

           5.2.3. For the period beginning on the first day of the quarter immediately following the period provided for in Section
                   5.2.2 above and ending on the last day of the following quarter (a period of two quarters or six months), a comparison will be made of the Guaranteed Minimum Revenue Stream Amount Due as set forth in Exhibit H (which will include the quarterly payments made in advance by MC in accordance with the terms of this Agreement for each of the two quarters) and the amount of actual license fees payable by MC to SQA pursuant to Section 5.2 for such period. If the actual license fees payable by MC to SQA for such period exceed the Guaranteed Minimum Revenue Stream Amount Due for the two quarters as set forth in Exhibit H, MC shall pay SQA such excess in accordance with the provisions of Section 5.4. If the actual license fees payable by MC to SQA for such period do not exceed the Guaranteed Minimum Revenue Stream Amount Due for the two quarters as set forth in Exhibit H, no additional payment shall be due and no adjustment will be
                   made to any amount due to SQA hereunder.     If the actual
                   license fees payable by MC to SQA for such period do not exceed the Guaranteed Minimum Revenue Stream Cumulative Amount Due as set forth in Exhibit H, the licenses granted in
                   Section 3 of this Agreement may become, at SQA's option, non-exclusive. If the licenses granted in Section 3 of this Agreement become non-exclusive, MC shall be released from its obligation to pay the Guaranteed Minimum Revenue Stream set forth in Exhibit H for the subsequent quarters.

           5.2.4. The procedure set forth in Section 5.2.3 above shall be repeated for each subsequent two quarter period.

     5.3 Each purchase order submitted pursuant to this Agreement for US Version Products shall include accurate shipping and billing instructions and shall state that it is subject to the terms and conditions of this Agreement. Products will be shipped F.O.B. Woburn, Massachusetts, USA. SQA shall make reasonable efforts to ship Products within forty-eight (48) hours of receipt of order.

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     5.4   All payments to SQA shall be in U. S. dollars, and are due within thirty (30) days of invoice. Payments will be conducted via cable transfer of funds to the bank account specified by SQA. Prices listed are exclusive of any shipping costs, import duties, sales, use, value -added, privilege, excise or similar taxes or duties levied upon SQA, or any other charges or assessments established by any government agency in Japan, that are based upon licensing of the Products pursuant to this Agreement, all of which shall be paid by MC. SQA will reimburse MC for the 10% Japanese withholding tax on SQA net revenues actually paid by MC on SQA's behalf as SQA is capable of taking advantage of such credits.

     5.5. MC shall prepare and maintain complete and accurate books and records documenting the licensing and servicing of Products and any compensation received therefrom.

     5.6. During the term of this Agreement and for a period of one year thereafter, SQA shall have the right, at its expense and upon reasonable notice, to examine or have examined by an accountant MC's books and records once each calendar quarter, in order to determine and verify performance under this Agreement.

     5.7. In the event that MC at any time during the term of this Agreement has outstanding payables to SQA more than one hundred twenty (120) days past due aggregating to 10% of the total account balance, SQA may elect to send notice of default of this contract to MC and it shall be considered a material breach of this Agreement.



SECTION 6:  SALES COLLATERAL AND TRADEMARKS

     6.1. SQA will provide MC with up-to-date copies of all sales collateral, documentation, or other promotional materials for MC's use in marketing the Products. MC may purchase these materials as required at SQA's reproduction costs plus reasonable mark-up for administrative overhead. SQA may prohibit the use of any materials which include trademarks which SQA has not successfully registered in Japan.

     6.2. All packaging, documentation and promotional materials prepared by MC shall be subject to SQA's prior written approval, which approval shall be given within five (5) business days after receipt of a sample and shall not be unreasonably withheld. SQA will provide MC with copies of appropriate trademarks, trade names, logos and identifying slogans (hereafter the "Marks") in a format suitable for incorporation into MC's packaging, documentation and promotional materials so approved. Such Marks may vary from the Marks utilized by SQA in jurisdictions other than Japan.

     6.3. MC will not remove, alter, cover, or obfuscate any copyright notice, Mark or other proprietary rights, notice placed by SQA on the Products or any copy or portion thereof. MC acknowledges that the Marks used by SQA or by MC in relation to the Products, whether registered or not registered, belong exclusively to SQA. MC will, during the term of this Agreement, use the Marks solely in connection with the promotion and marketing of the Products and SQA hereby grants to MC, during the term of this Agreement, a non-exclusive, nontransferable right to use and reproduce the Marks solely for the purposes of promoting and marketing the Products as authorized herein. MC will accompany each use of the Marks with a conspicuous notation that the Marks are owned by SQA and any other proprietary legend that SQA determines reasonably necessary to protect its rights herein. MC shall not use the Marks in conjunction with the promotion or marketing of services to be performed by MC except to the extent necessary to indicate SQA as the source of training materials and only with SQA's prior written approval of such use. MC will not register any of the Marks or any other mark, sign, symbol, design, device or trademark used in relation to the

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           Products. All rights which may accrue to MC in relation to the Marks or any other mark, sign, symbol, design, device or trademark used in relation to the Products are understood to be the property of SQA, and MC agrees that, at SQA's request, MC will take reasonable steps as are necessary to perfect such rights.

     6.4. MC hereby acknowledges that SQA has the exclusive rights to license the use of the Marks and that by reason of MC's use of the Marks under this Agreement, it shall not acquire ownership of the Marks or any part thereof. All use of the marks by MC shall inure to SQA's benefit.

     6.5. Upon termination of this Agreement, MC shall cease all use of the Marks, except as necessary under Section 11.3.3


SECTION 7:  OTHER MC OBLIGATIONS

     7.1. In addition to other terms and conditions set forth in this Agreement, MC agrees as follows:

           7.1.1. By the fifteenth working day of each month, MC shall supply to SQA the following reports for the previous calendar month: all shipments of Products to Authorized Resellers and End Users; all orders received for Products; all Authorized Resellers and End User training conducted using SQA training materials; and consulting engagements conducted using SQA Process methodology.

           7.1.2. By the end of each calendar quarter, MC will report all End User identifying information to SQA.

           7.1.3. MC shall promptly inform SQA in writing of all inquiries for the Products outside Japan.

           7.1.4. MC shall not export the Products in violation of the export control laws of the United States or of any other country, and agrees to indemnify SQA for any breach of this warranty.

           7.1.5. MC shall deliver and maintain current versions of all Japanese Localized Versions of the Products created hereunder at SQA's facilities in Woburn, Massachusetts, USA at all times during the term of this Agreement.


SECTION 8:  SQA WARRANTY AND INDEMNITY

     8.1. SQA hereby warrants that it has the right to enter into this Agreement and to grant the licenses and distribution rights hereunder. SQA agrees to indemnify MC against any and all losses, damage or liability assessed against MC or incurred by MC arising out of or in connection with any claim that Products provided to MC under this Agreement infringe a patent, trademark or copyright, provided:
           (a) MC notifies SQA promptly and in writing that any such claim, action or suit is threatened or has been brought; (b) SQA has the right to assume the defense of such claim, action or suit with counsel selected by SQA; and (c) SQA receives MC's full and complete cooperation in the defense of such claim, action or suit. SQA shall have no liability for costs incurred or settlements made without its consent.

     8.2. In the event of any such claim, action or suit, SQA shall have the right, at its option, to either:

           8.2.1. procure for MC and its End Users the right to continue using and selling the Products,

           8.2.2.  modify the Products so that they are non-infringing, or

           8.2.3.  withdraw the Products.

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     8.3.  In the event any Product is withdrawn, MC agrees to cooperate with
           SQA in the retrieval of such Product. SQA's sole liability to MC in such event shall be to refund all amounts paid by MC to SQA for such Product.

     8.4. SQA does not warrant that the functions contained in a Licensed Program will meet an End User's requirements or that the operation of a Product will be error free. For sixty (60) days from the date of shipment by MC to an Authorized Reseller or End User, and provided that Products are run exclusively on Authorized Hardware, SQA warrants that the Products will perform substantially as documented in the applicable SQA technical documentation. If the Product fails to perform as warranted, MC shall notify SQA of the problem with specificity, and SQA will make reasonable efforts to remedy the problem. If SQA's efforts to remedy a problem are unsuccessful, MC acknowledges and agrees that SQA's sole and exclusive obligations hereunder to MC and its Authorized Resellers and End Users will be limited to the replacements of defective media of the US Version of the Product, or to a refund to MC of the license fee paid by MC pursuant to Exhibit C. Before returning US Versions of the Product to SQA for replacement, MC must first obtain a return merchandise authorization (RMA) from SQA's technical support function.

     8.5. THE FOREGOING LIMITED WARRANTY OF SQA IS IN LIEU OF ALL OTHER WARRANTIES OF SQA, EXPRESS OR IMPLIED, WITH RESPECT TO THE PRODUCTS, INCLUDING WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

     8.6. Notwithstanding anything in this Section 8, SQA shall not be liable for any damages caused by:

           8.6.1. any claim of infringement resulting in any way from operating Products on other than Authorized Hardware;

           8.6.2. the use of the Products with infringing software or data, or from modifications made to the software by MC pursuant to the development effort set forth in Section 2 of this Agreement.

           8.6.3. any modification of the Products provided by SQA by any person other than SQA.

     8.7. THIS SECTION 8 STATES THE ENTIRE LIABILITY OF SQA FOR PATENT, COPYRIGHT, TRADEMARK OR OTHER INTELLECTUAL PROPERTY RIGHT INFRINGEMENT OR FOR ANY BREACH OF WARRANTY, EXPRESS OR IMPLIED.

     8.8. SQA AGREES TO INDEMNIFY MC AGAINST CLAIMS RESULTING FROM SQA'S BREACH OF THE WARRANTIES SET FORTH IN THIS SECTION 8, BUT IN NO EVENT SHALL SQA BE LIABLE TO MC OR TO ANY END USER FOR ANY LOSS OF PROFITS, LOSS OF DATA, OR LOSS OF USE OF HARDWARE, OR FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF MC, ANY END USER OR ANY OTHER THIRD PARTY.


SECTION 9:  MC WARRANTY AND INDEMNITY

     9.1. MC hereby warrants that it has the right to enter into this Agreement and to perform the development work provided for in Section 2. MC agrees to indemnify SQA against any and all losses, damage or liability assessed against SQA or incurred by SQA arising out of or in connection with any claim that any portion of the Japanese Localized Version of the Products developed by MC hereunder (but not the portions of the Japanese Localized Version of the

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           Products that remain unmodified from the Products delivered by SQA hereunder) infringe a patent, trademark, copyright or other intellectual property right, provided: (a) SQA notifies MC promptly and in writing that any such claim, action or suit is threatened or has been brought; (b) MC has the right to assume the defense of such claim, action or suit with counsel selected by MC; and (c) MC receives SQA's full and complete cooperation in the defense of such claim, action or suit. MC shall have no liability for costs incurred or settlements made without its consent.

     9.2. MC agrees to indemnify SQA against any and all losses, damage or liability assessed against SQA or incurred by SQA arising out of or in connection with any claim asserted against SQA with respect to MC's marketing or distribution of the Japanese Localized Version of the Products developed or prepared by MC hereunder, provided: (a) SQA notifies MC promptly and in writing that any such claim, action or suit is threatened or has been brought; (b) MC has the right to assume the defense of such claim, action or suit with counsel selected by MC; and (c) MC receives SQA's full and complete cooperation in the defense of such claim, action or suit. MC shall have no liability for costs incurred or settlements made without its consent. Nothing in this Section shall effect SQA's liability to MC pursuant to Section 8 of this Agreement.

SECTION 10:  PROPRIETARY AND CONFIDENTIAL INFORMATION

     10.1. MC recognizes that SQA is the owner of the Products licensed under this Agreement, the results of the development performed hereunder by or on behalf of either party, and all copies thereof, and of all copyright, trade secret, patent and other intellectual or industrial property rights therein, all of which are valuable property of SQA. To the extent necessary for SQA to own the entire right, title and interest in and to the results of any development performed by MC in relation to the Products, including all development conducted pursuant to Section 2 above, MC does hereby assign and agree to assign to SQA, all that right, title and interest in and to any such development, such assignment occurring as soon as capable of taking place in law or equity. MC shall obligate all persons employed or engaged by MC to perform any such development to provide to MC, which shall supply to SQA at no additional charge, all such assignments, rights and covenants as are deemed appropriate by SQA to assure and perfect such assignment.

     10.2. MC shall take all reasonable measures to assist SQA in maintaining its proprietary rights. Such measures shall include using diligent efforts to prevent End Users from copying or using the Products outside the scope of this Agreement or the License Agreement. In the event of any violations or suspected violations of such provisions, MC shall immediately notify SQA and MC will, at SQA's expense, assist SQA in enforcing SQA's proprietary interest in the Products.

     10.3. MC hereby acknowledges and agrees that SQA in any case has the right to enforce and protect its own rights in the Products directly against any and all parties, including, without limitation, End Users.

     10.4. Except as specifically provided in this Agreement, neither MC nor any End User is authorized to modify, enhance or otherwise change the Products, including documentation and any other related materials described in Exhibit C, without the prior written consent of SQA.

     10.5. MC shall not cause or permit disclosure, copying, display, loan, publication, transfer of possession (whether by sale, exchange, gift, operation of law or otherwise) or other dissemination of the Products, in whole or in part, to any third party, except as permitted in this Agreement.

     10.6. In any distribution of the Products, MC will preserve and respect SQA's copyright, trade secret, patent, proprietary and/or other legal notices contained on or in copies of the Products.

________________________________________________________________________________
SQA          International Development and Distribution Agreement         Page

     10.7. MC will maintain appropriate records relating to the disposition and use of all copies of Products.

     10.8. MC shall not disassemble or reverse compile any Product or portion thereof, nor create any derivative works thereof other than those specifically provided for hereunder. Neither shall MC bypass any security device provided with the Products.

     10.9. Each party shall keep confidential any confidential, proprietary information of the other party received from the other party in writing and appropriately marked to indicate its confidential or proprietary nature, until such time as that information enters the public domain except by the unauthorized efforts of the party bound to keep it a secret.



SECTION 11:  TERM AND TERMINATION OF AGREEMENT

     11.1. The term of this Agreement shall begin on the date first stated above and shall expire fully and finally on the date three years after the earlier of: (i) three months after the release of Copernicus (US version by SQA) or (ii) the release of the localized version of Copernicus by MC. Any follow-on arrangement shall be by separate written agreement on mutually agreeable terms on an annual basis.

     11.2. This Agreement may be terminated as follows:


           11.2.1. Except as otherwise herein provided, either party may terminate this Agreement upon the other party's failure to cure a default (including the failure to make any of the prepayments or payments provided for in Section 5) under this Agreement within thirty (30) days of receipt of notice of default. Notwithstanding the foregoing, SQA may terminate this Agreement immediately, upon written notice to MC, if MC violates any terms and conditions of or relating to SQA's proprietary rights or to United States export control laws.

           11.2.2. If either party shall have ceased business, been adjudged bankrupt or insolvent under the laws of any relevant jurisdiction, made an assignment for the benefit of creditors, or filed, or had filed against it, a petition of bankruptcy, reorganization or other insolvency proceeding, the other party may terminate the Agreement upon written notice.

           11.2.3. If there should be any transfer of a controlling interest in, or a change in the management of MC, SQA may terminate this Agreement upon thirty (30) days' written notice, where such change, in the judgment of SQA, substantially impairs MC's ability to perform its obligations pursuant to this Agreement. If there should be any transfer of a controlling interest in SQA to any entity headquartered in Japan, MC may terminate this Agreement upon thirty (30) days' written notice, where such change, in the judgment of MC, substantially impairs SQA's ability to perform its obligations pursuant to this Agreement.

     11.3. Upon termination of this Agreement, the duties and rights of the parties shall be as follows:

           11.3.1. MC's right and license to market the Products shall terminate and, except as provided herein, MC shall immediately stop marketing and using the Products, and shall cease to provide Authorized Resellers and End Users with First Line Support. MC shall immediately return to SQA all Products as well as all technical and marketing materials

________________________________________________________________________________
SQA          International Development and Distribution Agreement         Page
                   relating to the Products and all copies thereof. MC shall promptly return to SQA any confidential information belonging to SQA.

           11.3.2. Within ninety (90) days of termination of this Agreement, a duly authorized officer of MC shall certify in writing that all Products and all technical and marketing materials relating to the Products have been returned to SQA.

           11.3.3. MC shall have ninety (90) days to complete sales to potential Authorized Resellers and End Users contacted by MC prior to the date of termination of this Agreement. During this time, SQA shall continue to provide MC with Second Line Support in accordance with Section 4 in order to assist MC in completing sales to potential Authorized Resellers and End Users contacted by MC prior to the termination date.

           11.3.4. Within ninety (90) days of termination of this Agreement, MC shall pay SQA all sums due and owing under this Agreement on or prior to the effective date of such termination. IN NO EVENT SHALL SQA BE REQUIRED TO PAY MC ANY TERMINATION DAMAGES OR SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND.

           11.3.5. All Product Support Agreements relating to SQA Products between MC and End Users in effect at the time of termination of this Agreement shall be assigned by MC to SQA (or its designee), which shall thereupon assume the performance of MC's First Line Support obligations to each End User that has paid all fees and charges due pursuant to such Product Support Agreement (but not to any End User that has not paid all such fees and charges).



SECTION 12:  GENERAL PROVISIONS

           12.1. The parties agree to cooperate fully in exchanging all consents, information and documents which may be reasonably necessary in fulfilling the terms of this Agreement, including such information and documents required under Japanese laws and regulations.

           12.2. The Agreement does not create and shall not be construed as creating any relationship of agency, partnership, or employment between the parties. SQA and MC enter this Agreement as and shall remain independent parties.

           12.3. MC shall have no right or authority to assume, create or enlarge any obligation or commitment on behalf of SQA and shall not represent itself as having the authority to obligate or bind SQA in any manner except as provided for in this Agreement.

           12.4. All notices or other communications given by either party to the other under this Agreement shall be in writing and shall be personally delivered or sent by registered or certified mail, return receipt requested, to the other party at this address set forth above or such other address as a party may subsequently designate in writing. Notices shall be effective upon receipt.

           12.5. MC may not assign this Agreement without the consent of SQA. This Agreement shall inure to the benefit of SQA, its successors, administrators, heirs, and assigns.

           12.6. This Agreement supersedes all prior agreements and understandings, including oral representations, between the parties relating to the distribution rights for the Products, is intended by the parties as a complete and exclusive statement of the terms of this Agreement, and may be modified only in a written instrument executed by the parties. In case of any

________________________________________________________________________________
SQA          International Development and Distribution Agreement         Page
                   discrepancy between this Agreement and any other documents, the terms of this Agreement shall prevail.

           12.7. Waiver of breach of any provision of this Agreement on any occasion shall not be deemed a waiver of that provision or of any other provision on any other occasion, nor shall such waiver affect the right of either party to terminate this Agreement. The remedies herein reserved shall be cumulative and additional to any other remedies in law or equity.

           12.8. Because unauthorized use or transfer of the Products, or any information contained therein, may diminish substantially the value of such materials and irrevocably harm SQA, if MC breaches any of its obligations under this Agreement, SQA (without limiting its other rights or remedies) shall be entitled to injunctive and/or equitable relief, in addition to other remedies afforded by law, to protect its interests .

           12.9. In case of a dispute arising from the interpretation or enforcement of patents, trademarks or copyrights, the parties agree to submit to the exclusive jurisdiction of the United States District Court for the District of Massachusetts, located in Boston, Massachusetts, USA All other disputes shall be submitted exclusively to the American Arbitration Association, whose decision shall be binding on the parties. This Agreement will not be governed by the United Nations Convention of Contracts for the International Sale of Goods, the application of which is hereby expressly excluded.

           12.10.  The provisions of Sections 6.4, 6.5, 10.1, 10.2, 10.3, 10.5,
                   10.8, and 10.9 shall survive the termination of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the day and year indicated above in Woburn, Massachusetts, USA

AGREED AND ACCEPTED                      AGREED AND ACCEPTED
-------------------                      -------------------

for SQA                                  for MC

By:     _____________________            By:     ___________________

Title:  _____________________            Title:  ___________________


________________________________________________________________________________
SQA          International Development and Distribution Agreement         Page

                                   Exhibit A

                              Authorized Hardware



To be determined.

________________________________________________________________________________
SQA          International Development and Distribution Agreement         Page 1

                                   Exhibit B

                    Terms for Inclusion in End User License


1. THE LICENSE: Subject to the terms and conditions of this Agreement, and payment of the appropriate license fees, SQA hereby grants End User a non-exclusive, non-transferable license for End User to use the software, including documentation and related materials contained in this package (collectively, the "Product") for End User's own operations on an Installed Workstation basis. The Product is licensed to End User at a rate of one licensed copy of the Product for each Workstation Installation. In no event may the number of Workstation Installations containing copies of the software exceed the number of licenses purchased.

End User may make one archival copy of the software (but not the documentation or other components) for your own internal convenience. End User agrees to include the serial number plus any copyright notices, trademark notices, legends, and logos on any archival copy.

2. PRODUCT SUPPORT: At End User's request, SQA or its designee will enter into a Product support agreement with End User, whereby SQA or its designee will provide End User with, at a minimum, telephone hotline support and error corrections in accordance with our standard Product support plan. Provided that End User completes and returns the Registration Card included in the Product package, SQA or its designee will provide such Product support at no additional charge during the warranty period referenced in Section 3.

At End User's request and where applicable, SQA can arrange to make available to End User or to End User's designee certain interface specifications in order that End User may develop its own software interfaces to provide interoperability with SQA's Product.

3. SQA WARRANTIES: SQA represents that SQA has full power and right to license the Product to End User. SQA agrees to indemnify End User against and hold End User harmless from any and all loss, damage, or liability asserted against End User or incurred by End User, arising out of or in connection with any claim that the Product infringes a patent, copyright, or trade secret. End User agrees to notify SQA promptly of any such claim or action and SQA shall control the defense or settlement. SQA have no liability for costs incurred or settlements made without its consent.

For sixty (60) days from date of shipment, SQA warrants the following: The Product will work substantially as stated in the SQA documentation supplied. If the Product fails to perform as warranted, End User shall notify SQA or its support designee of the problem with specificity, and provided that End User has returned a completed Registration Card to SQA or its support designee, SQA will make reasonable efforts to remedy the problem.

SQA does not warrant that the functions contained in the software will meet any of End User's requirements other than those set forth in the SQA documentation, or that the operation of the software will be error free. End User agrees that its sole and exclusive remedy hereunder will be limited to SQA's or its support designees' efforts to remedy stated above, or to refund of its license fee if SQA or its support designee is unable to remedy the problem.

SQA agrees to indemnify End User against any claims because of its breach of this warranty, but IN NO EVENT SHALL SQA BE LIABLE TO END USER FOR ANY INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES OF EITHER END USER OR A THIRD PARTY AGAINST END USER ARISING OUT OF, OR IN CONNECTION WITH, THIS AGREEMENT. Except for claims arising out of patent, copyright, or trade secret infringement, SQA's liability for damages in connection with the products and services furnished hereunder shall not exceed the amounts paid by End User under this Agreement.

End User may have certain statutory rights, as a consumer or otherwise, to which the exclusions set forth in Section 3 of this License Agreement do not apply. Any modification of the Product by any persons other than

________________________________________________________________________________
SQA          International Development and Distribution Agreement         Page 1

SQA or any use of the Product with infringing software or data will void SQA's affirmative duties under the indemnity and warranty provisions of this Section 3.

THE FOREGOING LIMITED WARRANTY IS IN LIEU OF ALL OTHER WARRANTIES THAT SQA MAY MAKE, EXPRESS OR IMPLIED, WITH RESPECT TO THE PRODUCT, INCLUDING WITHOUT LIMITATION WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. THE FOREGOING FURTHER STATES OUR ENTIRE LIABILITY FOR PATENT, COPYRIGHT, OR TRADE SECRET INFRINGEMENT OR FOR ANY BREACH OF WARRANTY AGAINST INFRINGEMENT, EXPRESS OR IMPLIED.

4. END USER REPRESENTATIONS: End User warrants that End User will not exceed the number of Workstation Installations authorized pursuant to Section 1, and will, upon request, certify in writing that End User has bought a sufficient number of licenses for each Workstation Installation in use. Upon notice, SQA will have a reasonable right to audit End User's compliance with the per Workstation Installation requirement.

End User agrees to preserve and respect any copyright notice that SQA includes with the Product. End User agrees to maintain appropriate records, whether written or oral, of the location of any archival copy of the software. End User agrees that End User will not copy the Product except for the archival copy of the software, and that End User will not disassemble or decompile the software or any portion thereof, including for reasons of error correction. Neither may End User make any derivative works from the software.

End User represents that End User will not export or re-export the Product in violation of any export control laws of the United States or of any other country, and agrees to indemnify SQA for any breach of this representation.

5. TERMINATION: This Agreement shall be effective until terminated by mutual consent, or by election of either End User or SQA in case of the other party's unremedied material breach. In case of any termination of this Agreement, End User will immediately return the Product to SQA, and will certify in writing that all Product components and any copies of the software have been returned or erased from the memory of End User's computer or made non-readable.

6. GENERAL TERMS: This Agreement supersedes all prior agreements and understandings, including oral representations, between End User and SQA relating to End User's license for the Product, is intended by End User and SQA as the complete and exclusive statement of the terms of this Agreement, and may be modified only in writing by both End User and SQA. In case of any discrepancy between this Agreement and any other documents, the terms of this Agreement shall prevail. Waiver or breach of any provision of this Agreement shall not be deemed a waiver of that provision or of any other provision. The remedies herein reserved shall be cumulative and additional to any other remedies in law or equity.

This Agreement shall be governed by the laws of the Commonwealth of Massachusetts, USA, and shall inure to the benefit of SQA, Inc., its successors, administrators, heirs, and assigns. In case of a dispute arising from the interpretation or enforcement of patents, trademarks or copyrights, End User and SQA agrees to submit to the exclusive jurisdiction of the United States District Court for the District of Massachusetts, located in Boston, Massachusetts, USA. Sections 3, 4, and 6 shall survive any termination of this Agreement.

________________________________________________________________________________
SQA          International Development and Distribution Agreement         Page

                                   Exhibit C

   Products, SQA's Recommended International End User Prices*, and Discounts

-----------------------------------------------------------------------------
Item                                       Discount from International List
---------------------------------------------------------------------------
                                              Japanese Version     US Version
-----------------------------------------------------------------------------
Standard Software Products (Int. List)       [Confidential Treatment Requested]
----------------------------------------
[Confidential Treatment Requested]

SQA Robot                    ($XXXXX)
SQA Manager                  ($XXXXX)
SQA LoadTest
    5-agent version         ($XXXXXX)
    10-agent version        ($XXXXXX)
    25-agent version        ($XXXXXX)
    50-agent version        ($XXXXXX)


SQA Suite: TeamTest Edition  ($XXXXX)
(SQA Robot and SQA Manager)
SQA Suite: Client Server Edition
(SQA Robot, SQA Manager & SQA LoadTest)
    5-agent version         ($XXXXXX)
    10-agent version        ($XXXXXX)
    25-agent version        ($XXXXXX)
    50-agent version        ($XXXXXX)

---------------------------------------------------------------------------

*SQA's Recommended International End User Prices are indicated as of the date of execution of this Agreement and are subject to amendment pursuant to Section 5.2.

________________________________________________________________________________
SQA          International Development and Distribution Agreement         Page 1

------------------------------------------------------------------------------
Item                                          Discount from International List
------------------------------------------------------------------------------
                                              Japanese Version      US Version
------------------------------------------------------------------------------
Maintenance Pricing (Int. List)              [Confidential Treatment Requested]
-------------------------------
PLUS Agreement (Product License Upgrade
 & Support)

[Confidential Treatment Requested]

SQA Robot                       ($XXX)
SQA Manager                     ($XXX)
SQA LoadTest
   5-agent version              ($XXXXX)
   10-agent version             ($XXXXX)
   25-agent version             ($XXXXX)
   50-agent version             ($XXXXX)
SQA Suite: TeamTest Edition     ($XXX)
(SQA Robot and SQA Manager)
SQA Suite: Client Server Edition
(SQA Robot, SQA Manager & SQA LoadTest)
   5-agent version              ($XXXXX)
   10-agent version             ($XXXXX)
   25-agent version             ($XXXXX)
   50-agent version             ($XXXXX)
-------------------------------------------------------------------------------
Software Product Upgrades (Int. List)         [Confidential Treatment Requested]
-------------------------------------
SQA Robot

[Confidential Treatment Requested]

 Version 3.0 to 4.0             ($XXX)
 Version 3.1 to 4.0             ($XXX)
SQA Manager
 Version 3.0 to 4.0             ($XXX)
 Version 3.1 to 4.0             ($XXX)
SQA Suite: TeamTest Edition
 Version 3.0 to 4.0             ($XXXX)
 Version 3.1 to 4.0             ($XXX)
SQA LoadTest
 5 agent to 10 agent            ($XXXXX)
 5 agent to 25 agent            ($XXXXXX)
 5 agent to 50 agent            ($XXXXXX)
 10 agent to 25 agent           ($XXXXXX)
 10 agent to 50  agent          ($XXXXXX)
 25 agent to 50 agent           ($XXXXXX)
SQA Suite:  Client/Server Edition
 5 agent to 10 agent            ($XXXXX)
 5 agent to 25 agent            ($XXXXXX)
 5 agent to 50 agent            ($XXXXXX)
 10 agent to 25 agent           ($XXXXXX)
 10 agent to 50  agent          ($XXXXXX)
 25 agent to 50 agent           ($XXXXXX)
--------------------------------------------------------------------------------
SQA Process
-----------
  1996                                      [$2000/engagement  $2000/engagement]
  1997                                      [$3000/engagement  $3000/engagement]
  1998                                      [$5000/engagement  $5000/engagement]

--------------------------------------------------------------------------------

________________________________________________________________________________
SQU           International Development and Distribution Agreement        Page 1

---------------------------------------------------------------------------
Item                                       Discount from International List
---------------------------------------------------------------------------
                                           Japanese Version     US Version
---------------------------------------------------------------------------
SQA Standard Training Classes (Int. List)  [Confidential Treatment Requested]
-----------------------------------------
SQA Process Primer [Confidential Treatment Requested]
SQA Suite:  TeamTest Edition - Quick Start
    [Confidential Treatment Requested]
SQA Suite:  TeamTest Edition - Advanced
    [Confidential Treatment Requested]
SQA LoadTest [Confidential Treatment Requested]
---------------------------------------------------------------------------

________________________________________________________________________________
SQA          International Development and Distribution Agreement         Page

                                   Exhibit D

                                SQA Deliverables


Production versions of:

     SQA Suite:  TeamTest Edition
     SQA Suite:  Client/Server Edition (5 agent version)
     SQA LoadTest - (5 Agent Version)
     SQA Process

Documentation set(s) in Hard Copy and on Diskette

     SQA Suite:  TeamTest Edition
     SQA Suite:  Client/Server Edition
     SQA LoadTest
     SQA Process

One Each of SQA Marketing Material

Where available, one each of SQA Marketing Materials on disk

SQA Training Materials in Hard Copy and on disk:*

     Instructor Guide
     Student Kit
     Presentation Overheads
     Sample Applications

Electronic Versions of SQA Logo

One set of camera-ready artwork of SQA Logo

*Dependent upon MC's agreement to use SQA Training Materials and pay associated royalty.

________________________________________________________________________________
SQA          International Development and Distribution Agreement         Page 1

                                   Exhibit E

                    Double-Byte Support Development Schedule



To be determined.

________________________________________________________________________________
SQA          International Development and Distribution Agreement         Page 1

                                   Exhibit F

                       Localization Development Schedule



To be determined.

________________________________________________________________________________
SQA          International Development and Distribution Agreement         Page

                                   Exhibit G

                              Equipment Loan Terms


     SQA and MC agree that the following terms and conditions apply when MC loans SQA equipment and programs including associated user manuals and similar documentation ("Loaned Items"). Loaned Items may also be referred to as "Loaned Equipment" or "Loaned Programs," as applicable.

1.  Authorized Use.  MC provides the Loaned Items to SQA solely for use in
    --------------
    maintaining a mirror laboratory according to the terms of this Agreement.

    Loan Period.  MC will provide the Loaned Items to SQA on or about January 1,
    -----------
    1996. The Loan Period for each Loaned Item will extend from the actual date of delivery until the date of expiration or earlier termination of this Agreement.

2.  Ownership and License.  MC retains title to all Loaned Items.  SQA may not
    ---------------------
    transfer Loaned Items to any other party except to permitted assignees under this Agreement. MC grants SQA a license to use, store, modify and make sufficient copies of the Loaned Programs to support SQA's use of the Loaned Items under this Agreement. Any authorized copies made by SQA will be deemed to be Loaned Items.

3.  Delivery and Installation.  MC will deliver and install the Loaned Items to
    -------------------------
    SQA's site in Woburn, Massachusetts, USA.

4.  Risk of Loss or Damage.  MC relieves SQA of the risk of loss of, or damage
    ----------------------
    to, all Loaned Items, except for loss or damage resulting from SQA's breach of this Agreement.

5.  Security. SQA will use reasonable care in the use and security of all Loaned
    --------
    Items. SQA will provide an operating environment for the Loaned Items consistent with the related technical documentation. SQA will not move the Loaned Items to another location without MC's prior written approval.

6.  Service and Support. MC will service the Loaned Items regularly and maintain
    -------------------
    them in good operating condition, performing in accordance with their technical documentation, at all times. SQA will permit MC personnel full, free and safe access to the Loaned Items during normal business hours, for the purpose of inspection, preventive maintenance service or remedial maintenance service. MC shall reimburse SQA for the reasonable cost of non-routine maintenance of the Loaned Items.

7.  Alterations and Attachments.  An alteration to Loaned Equipment may be made
    ---------------------------
    only upon MC's prior written approval. An attachment to Loaned Equipment may be made without notice to MC. SQA will remove any alteration or attachment and restore Loaned Equipment to its unaltered condition before its return to MC or upon MC's notice to SQA that the alteration or attachment renders maintenance of the Loaned Equipment impractical.

8.  Changes.  MC may provide additional items to SQA during the term of this
    -------
    Agreement.  Such additions will be specified in a revised Agreement.

9.  Disposition of Loaned Items.  SQA will return the Loaned Items to MC at the
    ---------------------------
    end of the Loan Period. SQA will return the Loaned Equipment in the same condition as when delivered to SQA, reasonable wear and tear excepted.

    SQA will permit MC personnel access during SQA's normal business hours to allow MC to remove the Loaned Items.

________________________________________________________________________________
SQA          International Development and Distribution Agreement         Page

10. Intellectual Property Rights.  If the operation of a Loaned Item becomes, or
    ----------------------------
    MC believes is likely to become, the subject of a claim that it infringes a patent, copyright or other intellectual property right, MC may, at its option and expense, either secure the right for SQA to continue using the Loaned Item or replace or modify it so that it becomes non-infringing. MC agrees to indemnify and hold SQA harmless against any and all losses, damage or liability assessed against SQA or incurred by SQA arising out of or in connection with any claim that a Loaned Item provided to SQA under this Agreement infringes a patent, copyright or other intellectual property right, provided: (a) SQA notifies MC promptly and in writing that any such claim, action or suit is threatened or has been brought; (b) MC has the right to assume the defense of such claim, action or suit with counsel selected by MC; and (c) MC receives SQA's full and complete cooperation in the defense of such claim, action or suit.

________________________________________________________________________________
SQA          International Development and Distribution Agreement         Page

                                   Exhibit H

                       Guaranteed Minimum Revenue Stream

                                                           Cumulative
Date                               Amount Due              Amount Due
---------------------------------------------------------------------
                                   [Confidential Treatment Requested]

Contract Signing (Nov. 15, 1995)      $XXXXXXX             $  XXXXXXX
---------------------------------------------------------------------
January 2, 1996                       $ XXXXXX             $  XXXXXXX
---------------------------------------------------------------------
April 1, 1996                         $ XXXXXX             $  XXXXXXX
---------------------------------------------------------------------
July 1, 1996                          $XXXXXXX             $  XXXXXXX
---------------------------------------------------------------------
October 1, 1996                       $XXXXXXX             $  XXXXXXX
---------------------------------------------------------------------
January 2, 1997                       $XXXXXXX             $  XXXXXXX
---------------------------------------------------------------------
April 1, 1997                         $XXXXXXX             $  XXXXXXX
---------------------------------------------------------------------
July 1, 1997                          $XXXXXXX             $XXXXXXXXX
---------------------------------------------------------------------
October 1, 1997                       $XXXXXXX             $XXXXXXXXX
---------------------------------------------------------------------
January 2, 1998                       $XXXXXXX             $XXXXXXXXX
---------------------------------------------------------------------
April 1, 1998                         $XXXXXXX             $XXXXXXXXX
---------------------------------------------------------------------
July 1, 1998                          $XXXXXXX             $XXXXXXXXX
---------------------------------------------------------------------
October 1, 1998                       $XXXXXXX             $XXXXXXXXX
---------------------------------------------------------------------


377DGL7423/1.219215-1

________________________________________________________________________________
SQA          International Development and Distribution Agreement         Page 1